AGREEMENT AND PLAN OF
REORGANIZATION

THIS AGREEMENT AND PLAN OF
REORGANIZATION (the ?Agreement?) is
made as of August 26, 2016, by and between State Street Institutional Investment Trust, a
Massachusetts business trust (the ?Acquiring
Trust?), on behalf of each series portfolio set forth on Schedule A (each, an ?Acquiring
Fund?), and SSGA Funds, a Massachusetts
business trust (the ?Acquired Trust?), on behalf of each series portfolio set forth on Schedule A
(each, an ?Acquired Fund?).

This Agreement applies to each reorganization between an Acquired Fund and its corresponding Acquiring Fund as if each reorganization is the subject of a separate agreement. Each Acquired Fund and the Acquired Trust, acting for itself and on behalf of each Acquired Fund, and each Acquiring Fund and the Acquiring Trust, acting for itself and on behalf of each Acquiring Fund, is acting separately from all of the other parties and their series, and not jointly or jointly and severally with any other party.

The reorganization contemplated by this
Agreement consists of (i) the transfer of all assets attributable to Class N shares of the Acquired Fund to the Acquiring Fund or, at the Acquiring Fund?s direction, its Designee, in exchange for Administration Class shares of the Acquiring Fund (the ?Reorganization Shares?), the Acquiring Fund?s assumption of all Obligations of the Acquired Fund and the distribution of the Reorganization Shares to the Acquired Fund shareholders in liquidation of the Acquired Fund, and (ii) Acquiring Fund?s transfer to the Portfolio of the Acquired Fund
Portfolio Assets, as defined below, in exchange for an interest in the Portfolio (the interest so issued to Acquiring Fund, the ?Portfolio
Interest?) and the assumption of the Acquired
Fund Portfolio Obligations, as defined below, by the Portfolio, all upon the terms and subject to the conditions set forth in this Agreement.
The transfer of the Acquired Fund Portfolio
Assets by the Acquired Fund to the Portfolio on the Closing Date will occur solely upon instruction by and on behalf of Acquiring Fund.

This Agreement is adopted as a plan of
reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of
1986, as amended (the ?Code?), and any
successor provision.

The parties therefore agree as follows:

1. DEFINITIONS.

?Acquired Fund Portfolio Assets? means
all of the assets of the Acquired Fund
that the Acquiring Fund designates to be delivered to the Portfolio.

?Acquired Fund Portfolio Obligations?
means all of the Obligations of the
Acquired Fund that the Portfolio agrees
with the Acquiring Fund to assume.

?Acquired Fund Prospectus? means,
collectively, the prospectus or statement of additional information of the
Acquired Fund, as amended or
supplemented from time to time.

?Acquiring Fund Prospectus? means,
collectively, the prospectus and
statement of additional information of
the Acquiring Fund, as amended or
supplemented from time to time.

?Closing? means the time at which the
transaction contemplated by paragraph
2.1(a)-(c) is consummated.

      ?Closing Date? means the date on which
the Closing occurs.

?Designee? means any entity to which
the Acquiring Fund instructs the
Acquired Fund, in writing, to deliver
assets.

?Investments? means the Acquired
Fund?s investments that would be shown
on its schedule of investments if such a schedule were prepared as of the close of business on the Valuation Date.

?Liquidation Date? means the date on
which the Acquired Fund liquidates and
distributes the Reorganization Shares to its shareholders of record pursuant to paragraph 2.1.

?Obligations? means all liabilities and
obligations of the Acquired Fund of any
kind whatsoever, whether absolute,
accrued, contingent or otherwise, in
existence on the Closing Date.

?Portfolio? shall mean the State Street
Money Market Portfolio.

?Valuation Date? means the business
day preceding the Closing Date.

2. TRANSFER OF ASSETS OF THE TARGET
FUND IN EXCHANGE FOR ASSUMPTION
OF OBLIGATIONS AND
REORGANIZATION SHARES AND
LIQUIDATION OF THE TARGET FUND.

2.1. 	Subject to the terms and
conditions herein set forth and on
the basis of the representations
and warranties contained herein,

(a) 	The Acquired Fund will
transfer and deliver to the
Acquiring Fund, or at the
Acquiring Fund?s
direction, its Designee, all
of its assets, as set forth
in paragraph 2.2;

(b) 	The Acquiring Fund will
assume all Obligations;

(c) 	The Acquiring Fund will
issue and deliver to the
Acquired Fund in
exchange for its net assets
a number of Acquisition
Shares of the class
(including fractional
shares, if any) determined
by dividing the value of
such net assets, computed
in the manner and as of
the time and date set forth
in paragraph 3.1 (using
the amortized cost
method of valuation, to
the extent consistent with
the Acquiring Fund?s
valuation procedures) by
the net asset value of one
Acquisition Share of the
class computed in the
manner and as of the time
and date set forth in
paragraph 3.2 (using the
amortized cost method of
valuation, to the extent
consistent with the
Acquiring Fund?s
valuation procedures).
Such transactions shall
take place at the Closing;
and

(d) 	Immediately thereafter
and as of the Closing
Date, the Acquiring Fund
will transfer all of the
Acquired Fund Portfolio
Assets to the Portfolio in
exchange solely for the
Portfolio Interest) and the
Portfolio?s assumption of
the Acquired Fund
Portfolio Obligations (the
?Subscription?).

2.2. 	The assets of the Acquired Fund
to be acquired by the Acquiring
Fund shall consist of all assets
attributable to each class of the
Acquired Fund?s shares,
including cash, securities,
dividends and interest receivable,
receivables for shares sold and
all other assets that are owned by
the Acquired Fund on the
Closing Date, including any
prepaid expenses, other than
unamortized reorganizational
expenses, shown as an asset on
the books of the Acquired Fund
on the Closing Date. The
Acquiring Fund agrees that all
rights to indemnification and all
limitations of liability existing in
favor of the Acquired Fund?s
current and former trustees or
directors and officers, acting in
their capacities as such shall
survive the reorganization, and
shall continue in full force and
effect, without any amendment
thereto.  The Acquiring Fund
further agrees that such rights
and limitations may be asserted
against the Acquiring Fund, its
successor or assign.

2.3. 	On the Liquidation Date, the
Acquired Fund will liquidate and
distribute pro rata to its
shareholders of record of each
class of its shares, determined as
of the close of business on the
Valuation Date, the
Reorganization Shares of the
Administration Class shares
received by the Acquired Fund
pursuant to paragraph 2.1.  Such
liquidation and distribution will
be accomplished by the transfer
of the Reorganization Shares
then credited to the account of
the Acquired Fund on the books
of the Acquiring Fund to open
accounts on the share records of
the Acquiring Fund in the names
of the Acquired Fund?s
shareholders and representing the
respective pro rata number of
Reorganization Shares due such
shareholders. The Acquiring
Fund shall not be obligated to
issue certificates representing
Reorganization Shares in
connection with such exchange.

2.4. 	With respect to Reorganization
Shares distributable pursuant to
paragraph 2.3 to a Acquired Fund
shareholder holding a certificate
or certificates for shares of the
Acquired Fund, if any, on the
Valuation Date, the Acquired
Fund will not permit such
shareholder to receive
Acquisition Share certificates
therefor, to exchange such
Reorganization Shares for shares
of other investment companies,
to effect an account transfer of
such Reorganization Shares or to
pledge or redeem such
Reorganization Shares until the
Acquired Fund shareholder has
surrendered all his or her
outstanding certificates for
Acquired Fund shares or, in the
event of lost certificates, posted
adequate bond.

2.5. 	As soon as practicable after the
Closing Date, the Acquired
Company, on behalf of the
Acquired Fund, shall make all
filings and take all other steps as
shall be necessary and proper to
effect the complete dissolution of
the Acquired Fund under
applicable state law. After the
Closing Date, the Acquired Fund
shall not conduct any business
except in connection with its
dissolution, including
compliance with the
requirements of paragraph 2.4.

3. VALUATION.

3.1. 	The value of the Acquired
Fund?s assets to be acquired by
the Acquiring Fund hereunder
shall be the value of such assets
computed as of the close of
regular trading on the New York
Stock Exchange on the Valuation
Date using the valuation
procedures (including without
limitation as to valuation using
amortized cost) set forth in the
organizational documents of the
Acquiring Fund and/or the
Acquiring Fund Prospectus for
determining net asset value, after
deduction for any expenses of the
reorganization contemplated
hereby to be paid by the
Acquired Fund, and shall be
certified by the Acquired Fund.

3.2. 	For the purpose of paragraph 3.1,
the net asset value of an
Acquisition Share of each class
shall be the net asset value per
share computed as of the close of
regular trading on the New York
Stock Exchange on the Valuation
Date, using the valuation
procedures set forth in the
organizational documents of the
Acquiring Fund and/or the
Acquiring Fund Prospectus for
determining net asset value
(including without limitation as
to valuation using amortized
cost).

4. CLOSING AND CLOSING DATE.

4.1. 	The Closing Date shall be on
such date as the Acquiring Fund
and Acquired Fund may agree.
The Closing shall be held at
SSGA FM?s offices, One Lincoln
Street, Boston, Massachusetts
02111 (or such other place as the
parties may agree), at such time
as the parties may agree.

4.2. 	On the Closing Date, all
Acquired Fund Portfolio Assets,
at the Acquiring Fund?s
direction, shall be delivered by
the Acquired Fund to such
Designee as the Acquiring Fund
names and all other Acquired
Fund assets shall be delivered by
the Acquired Fund to the
custodian for the account of the
Acquiring Fund. All portfolio
securities so delivered to be duly
endorsed in proper form for
transfer in such manner and
condition as to constitute good
delivery thereof in accordance
with the custom of brokers or, in
the case of portfolio securities
held in the U.S. Treasury
Department?s book-entry system
or by the Depository Trust
Company, Participants Trust
Company or other third party
depositories, by transfer to the
account of the custodian in
accordance with Rule 17f-4, Rule
17f-5 or Rule 17f-7, as the case
may be, under the Investment
Company Act of 1940, as
amended (the ?1940 Act?) and
accompanied by all necessary
federal and state stock transfer
stamps or a check for the
appropriate purchase price
thereof. The cash delivered shall
be in the form of currency or
certified or official bank checks,
payable to the order of
?[Custodian], custodian for
[Acquiring Fund]? or to such
Designee as the Acquiring Fund
may name.

4.3. 	In the event that on the Valuation
Date (a) the New York Stock
Exchange shall be closed for
trading or trading thereon shall
be restricted, or (b) trading or the
reporting of trading on the New
York Stock Exchange or
elsewhere shall be disrupted so
that accurate appraisal of the
value of the net assets of the
Acquired Fund or the Acquiring
Fund is impracticable, the
Closing Date shall be postponed
until the first business day after
the day on which trading shall
have been fully resumed and
reporting shall have been
restored; provided that if trading
shall not be fully resumed and
reporting restored within three
business days of the Valuation
Date, this Agreement may be
terminated by either the Acquired
Fund or the Acquiring Fund upon
the giving of written notice to the
other party.

4.4. 	At the Closing, the Acquired
Fund or its transfer agent shall
deliver to the Acquiring Fund or
its designated agent a list of the
names and addresses of the
Acquired Fund?s shareholders
and the number of outstanding
shares of each class of the
Acquired Fund owned by each
Acquired Fund shareholder, and
indicating the number, if any, of
such shares represented by an
outstanding share certificate, all
as of the close of business on the
Valuation Date. On the Closing
Date, the Acquiring Fund will
provide to the Acquired Fund
evidence satisfactory to the
Acquired Fund that the
Reorganization Shares issuable
pursuant to paragraph 2.1 have
been credited to the Acquired
Fund?s account on the books of
the Acquiring Fund. On the
Liquidation Date, the Acquiring
Fund will provide to the
Acquired Fund evidence
satisfactory to the Acquired Fund
that such Reorganization Shares
have been credited pro rata to
open accounts in the names of
the Acquired Fund?s
shareholders as provided in
paragraph 2.3.

4.5. 	At the Closing, each party shall
deliver to the other such bills of
sale, instruments of assumption
of Obligations, checks,
assignments, stock certificates,
receipts or other documents as
such other party or its counsel
may reasonably request in
connection with the transfer of
assets, assumption of liabilities
and liquidation contemplated by
paragraph 2.

5. REPRESENTATIONS AND
WARRANTIES.

5.1. 	The Acquired Fund represents
and warrants the following to the
Acquiring Fund as of the date
hereof and agrees to confirm the
continuing accuracy and
completeness in all material
respects of the following on the
Closing Date:

(a) 	The Acquired Company
is duly organized, validly
existing and in good
standing under the laws
of its state of
organization;

(b) 	The Acquired Company
is a duly registered
investment company
classified as a
management company of
the open-end type and its
registration with the
Securities and Exchange
Commission as an
investment company
under the 1940 Act is in
full force and effect, and,
as applicable, the
Acquired Fund is a
separate series thereof
duly designated in
accordance with the
applicable provisions of
the organizational
documents of the
Acquired Company and
the 1940 Act;

(c) 	The Acquired Fund is not
in violation in any
material respect of any
provision of its
organizational documents
or of any agreement,
indenture, instrument,
contract, lease or other
undertaking to which the
Acquired Fund is a party
or by which the Acquired
Fund is bound, and the
execution, delivery and
performance of this
Agreement will not result
in any such violation;

(d) 	The Acquired Fund has
no material contracts or
other commitments (other
than this Agreement and
such other contracts as
may be entered into in the
ordinary course of its
business) that if
terminated may result in
material liability to the
Acquired Fund or under
which (whether or not
terminated) any material
payments for periods
subsequent to the Closing
Date will be due from the
Acquired Fund;

(e) 	To the knowledge of the
Acquired Fund, except as
has been disclosed in
writing to the Acquiring
Fund, no litigation or
administrative proceeding
or investigation of or
before any court or
governmental body is
presently pending or
threatened as to the
Acquired Fund, any of its
properties or assets, or
any person whom the
Acquired Fund may be
obligated to indemnify in
connection with such
litigation, proceeding or
investigation, and the
Acquired Fund is not a
party to or subject to the
provisions of any order,
decree or judgment of any
court or governmental
body that materially and
adversely affects its
business or its ability to
consummate the
transactions contemplated
hereby;

(f) 	The statement of assets
and liabilities, the
statement of operations,
the statement of changes
in net assets, and the
schedule of investments
of the Acquired Fund, as
of the last day of and for
its most recently
completed fiscal year,
audited by the Acquired
Fund?s independent
registered public
accounting firm (and, if
applicable, an unaudited
statement of assets and
liabilities, statement of
operations, statement of
changes in net assets and
schedule of investments
for any subsequent
semiannual period
following the most
recently completed fiscal
year), copies of which
have been filed with the
Securities and Exchange
Commission or furnished
to the Acquiring Fund,
fairly reflect the financial
condition and results of
operations of the
Acquired Fund as of such
dates and for the periods
then ended in accordance
with generally accepted
accounting principles
consistently applied.  In
addition, the Acquired
Fund has no known
liabilities of a material
amount, contingent or
otherwise, other than
those shown on the
statements of assets and
liabilities referred to
above or those incurred in
the ordinary course of its
business since the last day
of the Acquired Fund?s
most recently completed
fiscal year;

(g) 	Since the last day of the
Acquired Fund?s most
recently completed fiscal
year, there has not been
any material adverse
change in the Acquired
Fund?s financial
condition, assets,
Obligations or business
(other than changes
occurring in the ordinary
course of business), or
any incurrence by the
Acquired Fund of
indebtedness, except as
disclosed in writing to the
Acquiring Fund. For the
purposes of this
subparagraph (g),
distributions of net
investment income and
net realized capital gains,
changes in portfolio
securities, changes in the
market value of portfolio
securities or net
redemptions shall be
deemed to be in the
ordinary course of
business;

(h)	The Acquired Fund has
met the requirements of
Subchapter M of the
Code for treatment as a
?regulated investment
company? within the
meaning of Sections 851
and 852 of the Code in
respect of each taxable
year since the
commencement of its
operations, and will
continue to meet such
requirements at all times
through the Closing Date;


(i)	Except as otherwise
disclosed to the
Acquiring Fund, as of the
Closing Date: (i) the
Acquired Fund shall have
duly and timely filed all
federal, state and other
tax returns and reports of
the Acquired Fund
(including, but not limited
to, information returns)
required by law to have
been filed by such date
(giving effect to
extensions), and all
federal, state and other
taxes shown to be due on
such returns and reports
or on any assessment
received shall have been
paid, or provisions shall
have been made for the
payment thereof; (ii) all
such returns and reports
are accurate and complete
as of the time of their
filing, and accurately
state the amount of tax (if
any) owed for the periods
covered by the returns, or,
in the case of information
returns, the amount and
character of income or
other information
required to be reported by
the Acquired Fund; (iii)
all of the Acquired
Fund?s tax liabilities will
have been adequately
provided for on its books;
and (iv) the Acquired
Fund will have had no
known tax deficiency or
liability asserted against it
or question with respect
thereto raised by the
Internal Revenue Service
or by any state or local
tax authority, and the
Acquired Fund will not
be under audit by the
Internal Revenue Service
or by any state or local
tax authority for taxes in
excess of those already
paid;

(j)	All issued and
outstanding shares of the
Acquired Fund are, and at
the Closing Date will be,
duly and validly issued
and outstanding, fully
paid and non-assessable
(except as set forth in the
most recent Acquired
Fund Prospectus by the
Acquired Company) and
will have been issued in
compliance with all
applicable registration or
qualification
requirements of federal
and state securities laws.
No options, warrants or
other rights to subscribe
for or purchase, or
securities convertible
into, any shares of the
Acquired Fund are
outstanding and none will
be outstanding on the
Closing Date;

(k) 	The Acquired Fund?s
investment operations
from inception to the date
hereof have been in
compliance in all material
respects with the
investment policies and
investment restrictions set
forth in the Acquired
Fund Prospectus, except
as previously disclosed in
writing to the Acquiring
Fund;

(l) 	The execution, delivery
and performance of this
Agreement has been duly
authorized by the trustees
of the Acquired Fund,
and, upon approval
thereof by the required
majority of the
shareholders of the
Acquired Fund, this
Agreement will constitute
the valid and binding
obligation of the
Acquired Fund
enforceable in accordance
with its terms except as
the same may be limited
by bankruptcy,
insolvency,
reorganization or other
similar laws affecting the
enforcement of creditors?
rights generally and other
equitable principles;

(m) 	The Reorganization
Shares to be issued to the
Acquired Fund pursuant
to paragraph 2 will not be
acquired for the purpose
of making any
distribution thereof other
than to the Acquired
Fund?s shareholders as
provided in paragraph
2.3;

(n) 	The information provided
by the Acquired Fund for
use in the Registration
Statement and
Prospectus/Proxy
Statement referred to in
paragraph 6.3 shall be
accurate and complete in
all material respects and
shall comply with federal
securities and other laws
and regulations as
applicable thereto;

(o) 	No consent, approval,
authorization or order of
any court or
governmental authority is
required for the
consummation by the
Acquired Fund of the
transactions contemplated
by this Agreement, except
such as may be required
under the Securities Act
of 1933, as amended (the
?1933 Act?), the
Securities Exchange Act
of 1934, as amended (the
?1934 Act?), the 1940
Act and state securities or
?Blue Sky? laws (which
terms used herein shall
include the laws of the
District of Columbia and
of Puerto Rico);

(p) 	On the Closing Date, the
Acquired Fund will have
good and marketable title
to its assets to be
transferred to the
Acquiring Fund or its
Designee pursuant to
paragraph 2.1 and will
have full right, power and
authority to sell, assign,
transfer and deliver the
Investments and any
other of its assets and
Obligations to be
transferred to the
Acquiring Fund or its
Designee pursuant to this
Agreement. At the
Closing Date, subject
only to the delivery of the
Investments and any such
other assets and
Obligations and payment
therefor as contemplated
by this Agreement, the
Acquiring Fund or its
Designee will acquire
good and marketable title
thereto and will acquire
the Investments and any
such other assets and
Obligations subject to no
encumbrances, liens or
security interests
whatsoever and without
any restrictions upon the
transfer thereof, except as
previously disclosed to
the Acquiring Fund;

(q) 	On the Closing Date, the
Acquired Fund will have
sold such of its assets, if
any, as are necessary
based on information
provided by the
Acquiring Fund and
contingent on the
accuracy of such
information to assure that,
after giving effect to the
acquisition of the assets
of the Acquired Fund
pursuant to this
Agreement, the Acquiring
Fund, if classified as a
?diversified company?
within the meaning of
Section 5(b)(1) of the
1940 Act, will remain a
?diversified company?
and in compliance in all
material respects with
such other investment
restrictions as are set
forth in the Acquiring
Fund Prospectus, as
amended through the
Closing Date; and

(r) 	No registration of any of
the Investments would be
required if they were, as
of the time of such
transfer, the subject of a
public distribution by
either of the Acquired
Fund or the Acquiring
Fund, except as
previously disclosed by
the Acquired Fund to the
Acquiring Fund.

(s)	Prior to and through the
Closing, the Acquired
Fund does not own,  and
the assets the Acquired
Fund transfers to the
Acquiring Fund as part of
the transactions
contemplated in this
Agreement will not
include, any interest,
either direct or indirect, in
the Portfolio.

5.2. 	The Acquiring Fund represents
and warrants the following to the
Acquired Fund as of the date
hereof and agrees to confirm the
continuing accuracy and
completeness in all material
respects of the following on the
Closing Date:

(a) 	The Acquiring Trust is
duly organized, validly
existing and in good
standing under the laws
of its state of
organization;

(b) 	The Acquiring Trust is a
duly registered
investment company
classified as a
management company of
the open-end type and its
registration with the
Securities and Exchange
Commission as an
investment company
under the 1940 Act is in
full force and effect, and
the Acquiring Fund, as
applicable, is a separate
series thereof duly
designated in accordance
with the applicable
provisions of the
organizational documents
of the Acquiring Trust
and the 1940 Act;

(c) 	On the Closing Date, the
registration statement
under the 1933 Act with
respect to the
Reorganization Shares
will be in full force and
effect and no stop order
suspending such
effectiveness shall have
been instituted or, to the
knowledge of the
Acquiring Fund,
threatened by the
Securities and Exchange
Commission, and such
registration statement will
conform in all material
respects to the applicable
requirements of the 1933
Act and the rules and
regulations of the
Securities and Exchange
Commission thereunder
and does not include any
untrue statement of a
material fact or omit to
state any material fact
required to be stated
therein or necessary to
make the statements
therein, in light of the
circumstances under
which they were made,
not misleading, and there
are no material contracts
to which the Acquiring
Fund is a party that are
not referred to in the
Acquiring Fund
Prospectus or in the
registration statement of
which it is a part;

(d) 	On the Closing Date, the
Acquiring Fund and its
Designee will have good
and marketable title to its
assets;

(e) 	The Acquiring Fund is
not in violation in any
material respect of any
provisions of its
organizational documents
or of any agreement,
indenture, instrument,
contract, lease or other
undertaking to which the
Acquiring Fund is a party
or by which the
Acquiring Fund is bound,
and the execution,
delivery and performance
of this Agreement will
not result in any such
violation;

(f) 	To the knowledge of the
Acquiring Fund, except
as has been disclosed in
writing to the Acquired
Fund, no litigation or
administrative proceeding
or investigation of or
before any court or
governmental body is
presently pending or
threatened as to the
Acquiring Fund, any of
its properties or assets, or
any person whom the
Acquiring Fund may be
obligated to indemnify in
connection with such
litigation, proceeding or
investigation, and the
Acquiring Fund is not a
party to or subject to the
provisions of any order,
decree or judgment of any
court or governmental
body that materially and
adversely affects its
business or its ability to
consummate the
transactions contemplated
hereby;

(g) 	The statement of assets
and liabilities, the
statement of operations,
the statement of changes
in net assets, and the
schedule of investments
of the Acquiring Fund, as
of the last day of and for
its most recently
completed fiscal year,
audited by the Acquiring
Fund's independent
registered public
accounting firm (and, if
applicable, an unaudited
statement of assets and
liabilities, statement of
operations, statement of
changes in net assets and
schedule of investments
for any subsequent
semiannual period
following the most
recently completed fiscal
year), copies of which
have been furnished to
the Acquired Fund, fairly
reflect the financial
condition and results of
operations of the
Acquiring Fund as of
such dates and for the
periods then ended in
accordance with generally
accepted accounting
principles consistently
applied.  In addition, the
Acquiring Fund has no
known liabilities of a
material amount,
contingent or otherwise,
other than those shown on
the statements of assets
and liabilities referred to
above or those incurred in
the ordinary course of its
business since the last day
of the Acquiring Fund?s
most recently completed
fiscal year;

(h) 	Since the last day of the
Acquiring Fund?s most
recently completed fiscal
year, there has not been
any material adverse
change in the Acquiring
Fund?s financial
condition, assets,
Obligations or business
(other than changes
occurring in the ordinary
course of business), or
any incurrence by the
Acquiring Fund of
indebtedness, except as
disclosed in writing to the
Acquired Fund. For the
purposes of this
subparagraph (h), any
distributions of net
investment income and
net realized capital gains,
changes in portfolio
securities, changes in the
market value of portfolio
securities or net
redemptions shall be
deemed to be in the
ordinary course of
business;

(i)	The Acquiring Fund has
met the requirements of
Subchapter M of the
Code for treatment as a
?regulated investment
company? within the
meaning of Sections 851
and 852 of the Code in
respect of each taxable
year since the
commencement of
operations, and will
continue to meet such
requirements at all times
through the Closing Date;

(j)	Except as otherwise
disclosed to the Acquired
Fund, as of the Closing
Date: (i) the Acquiring
Fund shall have duly and
timely filed all federal,
state and other tax returns
and reports of the
Acquiring Fund
(including, but not limited
to, information returns)
required by law to have
been filed by such date
(giving effect to
extensions)  and all
federal, state and other
taxes shown to be due on
such returns and reports
or any assessments
received shall have been
paid, or provisions shall
have been made for the
payment thereof; (ii) all
such returns and reports
are accurate and complete
as of the time of their
filing, and accurately
state the amount of tax (if
any) owed for the periods
covered by the returns, or,
in the case of information
returns, the amount and
character of income or
other information
required to be reported by
the Acquiring Fund; (iii)
all of the Acquiring
Fund?s tax liabilities will
have been adequately
provided for on its books;
and (iv) the Acquiring
Fund will have had no
known tax deficiency or
liability asserted against it
or question with respect
thereto raised by the
Internal Revenue Service
or by any state or local
tax authority, and the
Acquiring Fund will not
be under audit by the
Internal Revenue Service
or by any state or local
tax authority for taxes in
excess of those already
paid;

(k) 	All issued and
outstanding shares of the
Acquiring Fund are, and
at the Closing Date will
be, duly and validly
issued and outstanding,
fully paid and non-
assessable (except as set
forth in the Acquiring
Fund Prospectus) by the
Acquiring Fund and will
have been issued in
compliance with all
applicable registration or
qualification
requirements of federal
and state securities laws.
No options, warrants or
other rights to subscribe
for or purchase, or
securities convertible
into, any shares of
common shares of the
Acquiring Fund are
outstanding and none will
be outstanding on the
Closing Date;

(l) 	The Acquiring Fund?s
investment operations
from inception to the date
hereof have been in
compliance in all material
respects with the
investment policies and
investment restrictions set
forth in the Acquiring
Fund Prospectus;

(m) 	The execution, delivery
and performance of this
Agreement have been
duly authorized by all
necessary action on the
part of the Acquiring
Fund, and this Agreement
constitutes the valid and
binding obligation of the
Acquiring Fund
enforceable in accordance
with its terms, except as
the same may be limited
by bankruptcy,
insolvency,
reorganization or other
similar laws affecting the
enforcement of creditors?
rights generally and other
equitable principles;

(n) 	The Reorganization
Shares to be issued and
delivered to the Acquired
Fund pursuant to the
terms of this Agreement
will at the Closing Date
have been duly
authorized and, when so
issued and delivered, will
be duly and validly issued
shares in the Acquiring
Fund, and will be fully
paid and non-assessable
(except as set forth in the
Acquiring Fund
Prospectus) by the
Acquiring Fund, and no
shareholder of the
Acquiring Fund will have
any preemptive right of
subscription or purchase
in respect thereof;

(o) 	The information provided
by the Acquiring Fund for
use in the Registration
Statement and
Prospectus/Proxy
Statement referred to in
paragraph 6.3 shall be
accurate and complete in
all material respects and
shall comply with federal
securities and other laws
and regulations applicable
thereto; and

(p) 	No consent, approval,
authorization or order of
any court or
governmental authority is
required for the
consummation by the
Acquiring Fund of the
transactions contemplated
by this Agreement, except
such as may be required
under the 1933 Act, the
1934 Act, the 1940 Act
and state securities or
?Blue Sky? laws (which
term as used herein shall
include the laws of the
District of Columbia and
of Puerto Rico).


6. COVENANTS OF THE TARGET FUND
AND THE ACQUIRING FUND.

      Each of the Acquired Fund and the
Acquiring Fund hereby covenants and agrees with the other as follows:

6.1. 	The Acquiring Fund and the
Acquired Fund will each operate
its business in the ordinary
course between the date hereof
and the Closing Date, it being
understood that such ordinary
course of business will include
regular and customary periodic
dividends and distributions.

6.2. 	The Acquired Fund will call a
meeting of its shareholders to be
held prior to the Closing Date to
consider and act upon this
Agreement and take all other
reasonable action necessary to
obtain the required shareholder
approval of the transactions
contemplated hereby.

6.3.	In connection with the Acquired
Fund shareholders? meeting
referred to in paragraph 6.2, the
Acquiring Fund will prepare a
Prospectus/Proxy Statement to be
included in a Registration
Statement on Form N-14 (the
?Registration Statement?), which
the Acquiring Fund will prepare
and file for registration under the
1933 Act of the Reorganization
Shares to be distributed to the
Acquired Fund?s shareholders
pursuant hereto, all in
compliance with the applicable
requirements of the 1933 Act, the
1934 Act, and the 1940 Act.
6.4. 	The information to be furnished
by the Acquired Fund for use in
the Registration Statement and
the information to be furnished
by the Acquiring Fund for use in
the Prospectus/Proxy Statement,
each as referred to in paragraph
6.3, shall be accurate and
complete in all material respects
and shall comply with federal
securities and other laws and
regulations thereunder applicable
thereto.
6.5. 	The Acquiring Fund will advise
the Acquired Fund promptly if at
any time prior to the Closing
Date the assets of such Acquired
Fund include any securities that
the Acquiring Fund is not
permitted to acquire.
6.6. 	Subject to the provisions of this
Agreement, the Acquired Fund
and the Acquiring Fund will each
take, or cause to be taken, all
action, and do or cause to be
done, all things reasonably
necessary, proper or advisable to
cause the conditions to the other
party?s obligations to
consummate the transactions
contemplated hereby to be met or
fulfilled and otherwise to
consummate and make effective
such transactions.
6.7. 	The Acquiring Fund will use all
reasonable efforts to obtain the
approvals and authorizations
required by the 1933 Act, the
1940 Act and such of the state
securities or ?Blue Sky? laws as
it may deem appropriate in order
to continue its operations after
the Closing Date.
7.  CONDITIONS PRECEDENT TO
OBLIGATIONS OF THE TARGET FUND.
      The obligation of the Acquired Fund to
consummate the transactions provided for
herein shall be subject, at its election, to the
performance by the Acquiring Fund of all the
obligations to be performed by it hereunder on
or before the Closing Date and, in addition
thereto, to the following further conditions:
7.1. 	The Acquiring Fund shall have
delivered to the Acquired Fund a
certificate executed in its name
by its President or a Vice
President and its Treasurer or an
Assistant Treasurer, in form and
substance satisfactory to the
Acquired Fund and dated as of
the Closing Date, to the effect
that the representations and
warranties of the Acquiring Fund
made in this Agreement are true
and correct at and as of the
Closing Date, except as they may
be affected by the transactions
contemplated by this Agreement,
and that the Acquiring Fund has
complied with all the covenants
and agreements and satisfied all
of the conditions on its part to be
performed or satisfied under this
Agreement at or prior to the
Closing Date.
7.2. 	The Acquired Fund shall have
received a favorable opinion of
counsel to the Acquiring Fund,
dated the Closing Date and in a
form satisfactory to the Acquired
Fund, to the following effect:
(a) 	The Acquiring Trust is
duly organized and
validly existing under the
laws of its state of
organization and has
power to own all of its
properties and assets and
to carry on its business as
presently conducted, and,
as applicable, the
Acquiring Fund is a
separate series thereof
duly constituted in
accordance with the
applicable provisions of
the 1940 Act and the
organizational documents
of the Acquiring Trust;
(b) 	This Agreement has been
duly authorized, executed
and delivered on behalf of
the Acquiring Fund and,
assuming the Registration
Statement and
Prospectus/Proxy
Statement referred to in
paragraph 6.3 comply
with applicable federal
securities laws and
assuming the due
authorization, execution
and delivery of this
Agreement by the
Acquired Fund, is the
valid and binding
obligation of the
Acquiring Fund
enforceable against the
Acquiring Fund in
accordance with its terms,
except as the same may
be limited by bankruptcy,
insolvency,
reorganization or other
similar laws affecting the
enforcement of creditors?
rights generally and other
equitable principles;
(c) 	The Acquiring Fund has
the power to assume the
Obligations to be
assumed by it hereunder
and, upon consummation
of the transactions
contemplated hereby, the
Acquiring Fund will have
duly assumed such
Obligations;
(d) 	The Reorganization
Shares to be issued for
transfer to the Acquired
Fund?s shareholders as
provided by this
Agreement are duly
authorized and upon such
transfer and delivery will
be validly issued and
outstanding and,
assuming receipt by the
Acquiring Fund of the
consideration
contemplated hereby,
fully paid and
nonassessable shares in
the Acquiring Fund, and
no shareholder of the
Acquiring Fund has any
preemptive right of
subscription or purchase
in respect thereof; and
(e)	The execution and
delivery of this
Agreement did not, and
the performance by the
Acquiring Fund of its
obligations hereunder will
not, violate the Acquiring
Fund?s organizational
documents.
8. CONDITIONS PRECEDENT TO
OBLIGATIONS OF THE ACQUIRING
FUND.
      The obligations of the Acquiring Fund to
complete the transactions provided for herein
shall be subject, at its election, to the
performance by the Acquired Fund of all the
obligations to be performed by it hereunder on
or before the Closing Date and, in addition
thereto, to the following further conditions:
8.1. 	The Acquired Fund shall have
delivered to the Acquiring Fund
a certificate executed in its name
by its President or a Vice
President and its Treasurer or an
Assistant Treasurer, in form and
substance satisfactory to the
Acquiring Fund and dated as of
the Closing Date, to the effect
that the representations and
warranties of the Acquired Fund
made in this Agreement are true
and correct at and as of the
Closing Date, except as they may
be affected by the transactions
contemplated by this Agreement,
and that the  Acquired Fund has
complied with all the covenants
and agreements and satisfied all
of the conditions on its part to be
performed or satisfied under this
Agreement at or prior to the
Closing Date.
8.2. 	The Acquiring Fund shall have
received a favorable opinion of
counsel to the  Acquired Fund
dated the Closing Date and in a
form satisfactory to the
Acquiring Fund, to the following
effect:
(a) 	The Acquired Company
is duly organized and
validly existing under the
laws of its state of
organization and has
power to own all of its
properties and assets and
to carry on its business as
presently conducted, the
securities are duly
authorized, and the
Acquired Fund is a
separate series thereof
duly constituted in
accordance with the
applicable provisions of
the 1940 Act and the
organizational documents
of the Acquired
Company;
(b) 	This Agreement has been
duly authorized, executed
and delivered on behalf of
the Acquired Fund and,
assuming the Registration
Statement and
Prospectus/Proxy
Statement referred to in
paragraph 6.3, comply
with applicable federal
securities laws and
assuming the due
authorization, execution
and delivery of this
Agreement by the
Acquiring Fund, is the
valid and binding
obligation of the
Acquired Fund
enforceable against the
Acquired Fund in
accordance with its terms,
except as the same may
be limited by bankruptcy,
insolvency,
reorganization or other
similar laws affecting the
enforcement of creditors?
rights generally and other
equitable principles;
(c) 	The Acquired Fund has
the power to sell, assign,
transfer and deliver the
assets to be transferred by
it hereunder, and, upon
consummation of the
transactions contemplated
hereby, the Acquired
Fund will have duly
transferred such assets to
the Acquiring Fund or, at
the Acquiring Fund?s
direction, its Designee;
and
(d) 	The execution and
delivery of this
Agreement did not, and
the performance by the
Acquired Fund of its
obligations hereunder will
not, violate the Acquired
Fund?s organizational
documents.
8.3. 	On or prior to the Closing Date,
the Acquired Fund shall have
declared a dividend or dividends
that, together with all previous
dividends, shall have the effect of
distributing, in distributions
qualifying for the dividends paid
deduction, (i) all of the excess of
(a) the Acquired Fund's interest
income excludable from gross
income under Section 103(a) of
the Code over (b) the Acquired
Fund's deductions disallowed
under Sections 265 or 171(a)(2)
of the Code, (ii) all of the
Acquired Fund?s investment
company taxable income as
defined in Section 852 of the
Code and (iii) all of the Acquired
Fund's net capital gain realized
(after reduction for any capital
loss carryover); the amounts in
(i), (ii) and (iii) shall in each case
be computed without regard to
the dividends paid deduction and
shall include amounts in respect
of both (x) the Acquired Fund's
taxable year that will end on the
Closing Date, and (y) any prior
taxable year of the Acquired
Fund, to the extent such dividend
or dividends are eligible to be
treated as paid during such prior
year under Section 855(a) of the
Code.
8.4. 	The Acquired Fund shall have
furnished to the Acquiring Fund
a certificate signed by an officer
of the Acquired Fund as to the
adjusted tax basis in the hands of
the Acquired Fund of the
securities delivered to the
Acquiring Fund pursuant to this
Agreement, and shall have
delivered a copy of the tax books
and records of the Acquired
Fund, including but not limited to
information necessary for
purposes of preparing any tax
returns, reports and information
returns required by law to be
filed by the Acquiring Fund after
the Closing Date.
9. FURTHER CONDITIONS PRECEDENT
TO OBLIGATIONS OF EACH OF THE
TARGET FUND AND THE ACQUIRING
FUND.
      The respective obligations of the
Acquired Fund and the Acquiring Fund
hereunder are subject to the further conditions
that on or before the Closing Date:
9.1. 	This Agreement and the
transactions contemplated herein
shall have received all necessary
shareholder approvals at the
meeting of shareholders of the
Acquired Fund referred to in
paragraph 6.2.
9.2. 	On the Closing Date, no action,
suit or other proceeding shall be
pending before any court or
governmental agency in which it
is sought to restrain or prohibit,
or obtain damages or other relief
in connection with, this
Agreement or the transactions
contemplated hereby.
9.3. 	All consents of other parties and
all other consents, orders and
permits of federal, state and local
regulatory authorities (including
those of the Securities and
Exchange Commission and of
state ?Blue Sky? and securities
authorities) deemed necessary by
the Acquired Fund, or the
Acquiring Fund to permit
consummation, in all material
respects, of the transactions
contemplated hereby shall have
been obtained, except when
failure to obtain any such
consent, order or permit would
not involve a risk of a material
adverse effect on the assets or
properties of the Acquired Fund,
or the Acquiring Fund.
9.4. 	The Registration Statement shall
have become effective under the
1933 Act and no stop order
suspending the effectiveness
thereof shall have been issued
and, to the best knowledge of the
parties hereto, no investigation or
proceeding for that purpose shall
have been instituted or be
pending, threatened or
contemplated under the 1933
Act.
9.5. 	The Acquired Fund,  and the
Acquiring Fund shall have
received a favorable opinion of
Ropes & Gray LLP in a form
reasonably satisfactory to each of
them (which opinion will be
subject to certain qualifications),
substantially to the effect that, on
the basis of existing provisions of
the Code, U.S. Treasury
regulations promulgated
thereunder, current
administrative rules and court
decisions, as further described
below, generally for U.S. federal
income tax purposes:
(a) 	The acquisition by
Acquiring Fund of all the
assets of Acquired Fund
in exchange for
Reorganization Shares
and the assumption of all
Obligations by the
Acquiring Fund, followed
by the distribution by
Acquired Fund to its
shareholders of all the
Reorganization Shares it
received in complete
liquidation and
termination of Acquired
Fund, all pursuant to this
Agreement will constitute
a ?reorganization? within
the meaning of Section
368(a)(1) of the Code,
and the Acquired Fund
and the Acquiring Fund
will each be a ?party to a
reorganization? within the
meaning of Section
368(b) of the Code;
(b) 	Under Sections 361 and
357 of the Code, the
Acquired Fund will not
recognize gain or loss
upon (i) the transfer of all
its assets to the Acquiring
Fund in exchange for
Reorganization Shares
and the assumption by the
Acquiring Fund of all the
liabilities of the Acquired
Fund, or (ii) the
distribution of the
Reorganization Shares by
the Acquired Fund to its
shareholders in
liquidation, except for (A)
any gain or loss
recognized on (1)
?Section 1256 contracts?
as defined in Section
1256(b) of the Code or
(2) stock in a ?passive
foreign investment
company? as defined in
Section 1297(a) of the
Code, and (B) any other
gain or loss required to be
recognized by reason of
the reorganization (1) as a
result of the closing of the
tax year of the Acquired
Fund, (2) upon the
termination of a position,
or (3) upon the transfer of
such asset regardless of
whether such a transfer
would otherwise be a
nontaxable transaction
under the Code;
(c) 	Under Section 1032 of
the Code, the Acquiring
Fund will not recognize
gain or loss upon the
receipt of the assets of the
Acquired Fund in
exchange for
Reorganization Shares
and the assumption by the
Acquiring Fund of all
liabilities and obligations
of the Acquired Fund;
(d) 	Under Section 362(b) of
the Code, the Acquiring
Fund?s tax basis in the
assets of the Acquired
Fund transferred to the
Acquiring Fund will be
the same as the Acquired
Fund?s tax basis in such
assets immediately prior
to the transfer, adjusted
for any gain or loss
required to be recognized
as described in (b) above;
(e) 	Under Section 1223(2) of
the Code, the Acquiring
Fund?s holding periods
for the assets it receives
from the Acquired Fund,
other than any asset with
respect to which gain or
loss is required to be
recognized as described
in (b) above, will include
the periods during which
such assets were held or
treated for federal income
tax purposes as being
held by the Acquired
Fund;
(f) 	Under Section 354 of the
Code, the Acquired
Fund?s shareholders will
not recognize gain or loss
upon the exchange of all
of their shares of the
Acquired Fund for the
Reorganization Shares;
(g) 	Under Section 358 of the
Code, the aggregate tax
basis of Reorganization
Shares that a Acquired
Fund shareholder receives
will be the same as the
aggregate tax basis of the
Acquired Fund shares
exchanged therefor;
(h) 	Under Section 1223(1) of
the Code, a Acquired
Fund shareholder?s
holding period for the
Reorganization Shares
received will include the
shareholder?s holding
period for the Acquired
Fund shares exchanged
therefor, provided the
shareholder held such
Acquired Fund shares as
capital assets on the date
of the exchange;
(i) 	The Acquiring Fund will
succeed to and take into
account the items of the
Acquired Fund described
in Section 381(c) of the
Code, subject to the
conditions and limitations
specified in Sections 381,
382, 383 and 384 of the
Code and the Treasury
regulations thereunder;
(j)	Under Section 721(a) of
the Code, the Acquiring
Fund will recognize no
gain or loss upon the
transfer of the Acquired
Fund Portfolio Assets to
the Portfolio solely in
exchange for the Portfolio
Interest;
(k)	Under Sections 722 and
752 of the Code, the
Acquiring Fund?s
aggregate tax basis in the
Portfolio Interest received
from the Portfolio will
equal the Acquiring
Fund?s aggregate tax
basis in the Acquired
Fund Portfolio Assets
immediately prior to the
Subscription plus the
Acquiring Fund?s share
of the Portfolio?s
liabilities immediately
after the receipt of the
Portfolio Interest;
(l)	Under Section 1223(1) of
the Code, the Acquiring
Fund?s holding period in
the Portfolio Interest
received from the
Portfolio will include the
periods during which the
Acquiring Fund held or is
treated for federal income
tax purposes as having
held the Acquired Fund
Portfolio Assets
transferred to the
Portfolio;
(m)	Under Section 721(a) of
the Code, no gain or loss
will be recognized by the
Portfolio upon the receipt
of the Acquired Fund
Portfolio Assets solely in
exchange for the Portfolio
Interest;
(n)	Under Section 723 of the
Code, the Portfolio?s tax
basis in the Acquired
Fund Portfolio Assets
received from the
Acquiring Fund will be
the same as the Acquiring
Fund?s tax basis in the
Acquired Fund Portfolio
Assets immediately prior
to the transfer to the
Portfolio; and
(o)	Under Section 1223(2) of
the Code, the Portfolio?s
holding periods in the
Acquired Fund Portfolio
Assets received from the
Acquiring Fund will
include the periods during
which the Acquiring
Fund held or is treated for
federal income tax
purposes as having held
the Acquired Fund
Portfolio Assets
transferred to the
Portfolio.
The opinion will be based on
certain factual certifications
made by officers of the Acquired
Fund, the Acquiring Fund, and
the Portfolio, and will also be
based on customary assumptions.
The opinion will note and
distinguish certain published
precedent.  The opinion is not a
guarantee that the tax
consequences of the
reorganization will be as
described above.  There is no
assurance that the Internal
Revenue Service or a court
would agree with the opinion.
9.6	At any time prior to the Closing,
any of the foregoing conditions
of this Agreement may be
waived jointly by the board of
trustees/directors of each of the
Acquired Fund and the Acquiring
Fund, if, in their judgment, such
waiver will not have a material
adverse effect on the interests of
the shareholders of the Acquired
Fund or the Acquiring Fund.
10. BROKERAGE FEES AND EXPENSES.
10.1. 	Each of the Acquired Fund and
Acquiring Fund represents and
warrants to the other that there
are no brokers or finders entitled
to receive any payments in
connection with the transactions
provided for herein.
10.2.	The Acquired Fund and the
Acquiring Fund will bear the
costs and expenses of a
Reorganization, the costs and
expenses to be allocated between
the Funds on the basis of the
anticipated benefits of the
Reorganization to the
shareholders of each over the
one-year period following the
Closing Date.
11. ENTIRE AGREEMENT; SURVIVAL OF
WARRANTIES.
11.1. 	Each of the Acquired Fund and
Acquiring Fund agrees that
neither party has made any
representation, warranty or
covenant not set forth herein and
that this Agreement constitutes
the entire agreement between the
parties.
11.2. 	The representations, warranties
and covenants contained in this
Agreement or in any document
delivered pursuant hereto or in
connection herewith shall not
survive the consummation of the
transactions contemplated
hereunder except paragraphs 2.1,
2.2, 2.3, 2.5, 10, 11, 14 and 15.
12. TERMINATION.
12.1. 	This Agreement may be
terminated by the mutual
agreement of the Acquired Fund
and Acquiring Fund. In addition,
either the Acquired Fund or the
Acquiring Fund may at its option
terminate this Agreement at or
prior to the Closing Date
because:
(a) 	of a material breach by
the other of any
representation, warranty,
covenant or agreement
contained herein to be
performed by the other
party at or prior to the
Closing Date;
(b) 	a condition herein
expressed to be precedent
to the obligations of the
terminating party has not
been met and it
reasonably appears that it
will not or cannot be met;
or
(c) 	any governmental
authority of competent
jurisdiction shall have
issued any judgment,
injunction, order, ruling
or decree or taken any
other action restraining,
enjoining or otherwise
prohibiting this
Agreement or the
consummation of any of
the transactions
contemplated herein and
such judgment,
injunction, order, ruling,
decree or other action
becomes final and non-
appealable; provided that
the party seeking to
terminate this Agreement
pursuant to this paragraph
12.1(c) shall have used its
reasonable best efforts to
have such judgment,
injunction, order, ruling,
decree or other action
lifted, vacated or denied.
If any transaction contemplated
by this Agreement has not been
substantially completed by the
first anniversary of this
Agreement, this Agreement shall
automatically terminate on that
date with respect to that
transaction, unless a later date is
agreed to by both the Acquired
Fund and the Acquiring Fund.
12.2. 	If for any reason any transaction
contemplated by this Agreement
is not consummated, no party
shall be liable to any other party
for any damages resulting
therefrom, including without
limitation consequential
damages.
13. AMENDMENTS.
      This Agreement may be amended,
modified or supplemented in such manner as
may be mutually agreed upon in writing by the
authorized officers of the Acquired Fund and
the Acquiring Fund; provided, however, that no
amendment that under applicable law requires
approval by shareholders of the Acquired Fund
or the Acquiring Fund shall be effective without
such approval having been obtained.
14. NOTICES.
      Any notice, report, statement or demand
required or permitted by any provisions of this
Agreement shall be in writing and shall be given
by prepaid telegraph, telecopy or certified mail
addressed to the Acquired Fund or the
Acquiring Fund, One Lincoln Street, Boston,
MA 02111, Attention: Secretary.
15. HEADINGS; COUNTERPARTS;
GOVERNING LAW; ASSIGNMENT; NON-
RECOURSE.
15.1. 	The article and paragraph
headings contained in this
Agreement are for reference
purposes only and shall not affect
in any way the meaning or
interpretation of this Agreement.
15.2. 	This Agreement may be executed
in any number of counterparts,
each of which shall be deemed an
original.
15.3. 	This Agreement shall be
governed by and construed in
accordance with the domestic
substantive laws of The
Commonwealth of
Massachusetts, without giving
effect to any choice or conflicts
of law rule or provision that
would result in the application of
the domestic substantive laws of
any other jurisdiction.
15.4. 	This Agreement shall bind and
inure to the benefit of the parties
hereto and their respective
successors and assigns, but no
assignment or transfer hereof or
of any rights or obligations
hereunder shall be made by any
party without the written consent
of the other party. Nothing herein
expressed or implied is intended
or shall be construed to confer
upon or give any person, firm or
corporation, other than the
parties hereto and their respective
successors and assigns, any
rights or remedies under or by
reason of this Agreement.
15.5. 	A copy of the Declaration of
Trust of each of the Acquiring
Trust or the Acquired Company
is on file with the Secretary of
The Commonwealth of
Massachusetts, and notice is
hereby given that no trustee,
officer, agent or employee of the
Acquiring Trust or the Acquired
Company shall have any personal
liability under this Agreement,
and that insofar as it relates to the
Acquiring Fund or the Acquired
Fund, this Agreement is binding
only upon the assets and
properties of the Acquiring Fund
or the Acquired Fund.
IN WITNESS WHEREOF, each of the parties
hereto has caused this Agreement to be executed as set forth below.

SS
GA
Fu
nd
s


On
beh
alf
of
the
Ac
qui
red
Fu
nd
the
reo
f
ide
ntif
ied
on
Ex
hib
it
A
Attested by:

/s/Ann M. Carpenter
Name: Ann M. Carpenter	By:
	/s/
Ellen M. Needham
	Na
me:
	Ell
en M. Needham
	Titl
e
:

P
r
e
s
i
d
e
n
t


                                    Sta
te Street Institutional Investment Trust

On
beh
alf
of
the
Ac
qui
rin
g
Fu
nd
the
reo
f
ide
ntif
ied
on
Ex
hib
it
A

Attested by:

/s/Ann M. Carpenter
Name:  Ann M. Carpenter	By:
	/s/
Ellen M. Needham
	Na
me:
	Ell
en M. Needham

	Title:
	President









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